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                                                                     Exhibit 4.3

DESCRIPTION:  SPECIMEN CERTIFICATE REPRESENTING COMMON STOCK

                                 Exhibit __


________________________________________________________________________________

                   [LOGO] EMBEDDED SUPPORT TOOLS CORPORATION
             NUMBER                                       SHARES
          ------------                                  -----------
                      EMBEDDED SUPPORT TOOLS CORPORATION
          ------------                                  -----------
          COMMON STOCK

    THIS CERTIFICATE IS TRANSFERABLE                            SEE REVERSE FOR
CERTAIN DEFINITIONS

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


    ______________________________________________________________________
    THIS CERTIFIES THAT




    is the owner of
    ----------------------------------------------------------------------
     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF

     ==================EMBEDDED SUPPORT TOOLS CORPORATION.================
transferable only the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of
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The Commonwealth of Massachusetts and to the Articles of Organization and By-
laws of the Corporation, all as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:
         /s/ Mark F. Lapham                            /s/ Peter Dawson
             TREASURER               [SEAL]                PRESIDENT


COUNTERSIGNED AND REGISTERED:
    BANKBOSTON, N.A.
TRANSFER AGENT AND REGISTRAR

BY

           AUTHORIZED SIGNATURE

________________________________________________________________________________


                      EMBEDDED SUPPORT TOOLS CORPORATION


  The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- ____ Guardian ____
TEN ENT -- as tenants by the entireties                     (Cust)       (Minor)
JT TEN  -- as joint tenants with right     under Uniform Gifts to Minors
           of survivorship and not as      Act _________________________
           tenants in common                   (State)


  Additional abbreviations may also be used though not in the above list.


  For value received, ___________________ hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

________________________________

________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________

____________________________________________________________________

______________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated  ________________________

       (Signature)______________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
             NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
             PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
             WHATEVER.




Signature Guaranteed: __________________________________________________________
             ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.